AMENDED AND RESTATED

                             DYCOM INDUSTRIES, INC.

                      2002 DIRECTORS RESTRICTED STOCK PLAN

                 (as amended effective as of December 13, 2006)

1.       Definitions and Rules of Construction

         (a) Definitions. For purposes of this Plan, the following capitalized words shall have the meanings set forth below:

                  "2007 Service Period" means the period beginning on December 13, 2006 and ending on the day immediately preceding the fiscal 2007 annual shareholder meeting.

                  "Administrator" means the Board or any committee thereof as designated by the Board.

                  "Annual Meeting" means an annual meeting of the Company's stockholders.

                  "Award Document" means an agreement, certificate or other type or form of document or documentation approved by the Administrator which sets forth the terms and conditions of an award of Restricted Stock pursuant to the Plan. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Administrator requires otherwise, need not be signed by a representative of the Company or a Participant.

                  "Board" means the Board of Directors of the Company, including any directors who may be Participants.

                  "Common Stock" means the common stock of the Company, par value $0.33-1/3 per share, or such other class of share or other securities as may be applicable under Section 9(b) hereof.

                  "Company" means Dycom Industries, Inc., a Florida corporation, or any successor to substantially all of its business that adopts the Plan.

                  "Date of Grant" means the date on which a Non-Employee Director is granted an award of Restricted Stock pursuant to this Plan.

                  "Disability" means any physical or mental injury or disorder of a Participant which precludes the continued active service of a Participant as a member of the Board and which is evidenced by a determination by the Administrator that such Participant would be eligible to receive disability benefits under the Company's long-term disability plan.

                  "Effective Date" means the date set forth in Section 15 hereof.

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                  "Eligible Compensation" means (i) any annual fee payable to a
         Non-Employee Director for service on the Board, (ii) any other fee determined on an annual basis and payable for service on, or for acting as chairperson of, any committee of the Board, and (iii) any similar annual fee or fees payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors; provided, however, that "Eligible Compensation" shall not include any per diem fees paid to a Non-Employee Director.

                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Administrator. In the absence of any alternative valuation methodology approved by the Administrator, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Administrator, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the closing price of a share of Common Stock as reported on said composite tape or automated system for the most recent day during which a sale occurred).

                  "Non-Employee Director" means a director of the Company who is not an officer or employee of the Company or any Subsidiary.

                  "Participant" means a Non-Employee Director who has been granted an award of Restricted Stock under this Plan.

                  "Payment Date" means the date or dates on which the Eligible Compensation is payable to a Non-Employee Director.

                  "Plan" means this Dycom Industries, Inc. 2002 Directors Restricted Stock Plan, as described herein and as the same may be amended or otherwise modified from time to time.

                  "Restricted Stock" means restricted shares of Common Stock granted to a Non-Employee Director pursuant to Section 6 hereof and an applicable Award Document. Unless expressly provided herein, the term "Restricted Stock" shall include the term "Restricted Stock Unit".

                  "Restricted Stock Unit" means an award of units to receive a specified number of shares of Common Stock pursuant to Section 7 hereof and an applicable Award Document.

                  "Restriction Period" means, with respect to an award of Restricted Stock (other than a Restricted Stock Unit) to a Participant, the period of time during which such
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         Restricted Stock is subject to the restrictions hereof, commencing on the Date of Grant and ending on the earlier to occur of (i) the six-month anniversary of the Date of Grant and (ii) the termination of such Participant's services as a Non-Employee Director due to death or Disability.

                  "Service Period" means a twelve-month period commencing on date of an applicable Annual Meeting or such other period as the Administrator may specify from time to time. The first Service Period shall commence on the 2002 Annual Meeting.

                  "Share Election" means, unless otherwise determined by the Administrator, a Non-Employee Director's annual written election to receive payment of a percentage of his Eligible Compensation in the form of Restricted Stock, subject to the terms and conditions of this Plan. Unless the Administrator determines otherwise, a Share Election shall be irrevocable.

                  "Share Election Amount" means the U.S. dollar amount of Eligible Compensation elected to be received in the form of Restricted Stock by a Non-Employee Director, subject to the terms and conditions of this Plan.

                  "Share Election Date" means, unless otherwise determined in the sole discretion of the Administrator, the day immediately preceding the commencement of a Service Period. If an individual first becomes eligible to participate in the Plan after the start of a Service Period, the Share Election Date shall be the thirtieth day following such initial participation date.

                  "Share Election Form" means a document, in a form approved by the Administrator, pursuant to which a Participant makes a Share Election under the Plan.

                  "Shareholding Requirement" means the ownership of 7,500 shares of Common Stock, subject to adjustment pursuant to Section 9(b) hereof.

                  "Subsidiary" means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or
         (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Board designates as a Subsidiary for purposes of this Plan.

                  "Supplemental Annual Retainer" means, the supplemental annual retainer fee paid to a Non-Employee Director for service to the Board with respect to the 2007 Service Period.

         (b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.


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2.       Purpose of the Plan

         The Plan is intended to encourage ownership of Common Stock by Non-Employee Directors of the Company, upon whose judgment and interest the Company is dependent for its successful operation and growth, in order to increase their proprietary interest in the Company's success and to encourage them to serve as directors of the Company.

         The Plan is intended to comply with the terms and provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision of the Plan or any Award Document inconsistent with the terms of such Rule in effect shall be inoperative and shall not affect the validity of the Plan, such Award Document or any other provision thereof.

3.       Administration

         (a) Authority. Subject to the provisions of Section 16 hereof, the Administrator shall have authority to interpret the provisions of the Plan, to establish such rules and procedures as may be necessary or advisable to administer the Plan and to make all determinations necessary or advisable for the administration of the Plan, including, without limitation, factual and legal determinations; provided, however, that no such interpretation or determination shall change or affect the selection of persons eligible to receive an award of Restricted Stock under the Plan, the number of shares authorized under the Plan or the terms and conditions thereof. The interpretation and construction by the Administrator of any provision of the Plan or of any Award Document shall be final, binding and conclusive on all parties.

         (b) Delegation. The Administrator may designate one or more employees of the Company to carry out the day-to-day aspects of the Administrator's responsibilities under such conditions as it may set.

4.       Eligibility

         Awards of Restricted Stock shall be granted pursuant to the provisions hereof to persons who are Non-Employee Directors.

5.       Plan Limit

         Subject to Section 9(b) hereof, the Company is authorized to issue up to 100,000 shares of Common Stock under the Plan (the "Plan Limit"). Such shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company.

6.       Director Compensation

         (a) Generally. Each Non-Employee Director shall make a Share Election as specified in this Section 6. A Non-Employee Director shall make a Share Election, subject to the limitations set forth in Sections 6(b) and 6(c) hereof, by completing, signing and submitting, prior to the commencement of a Service Period, a Share Election in the form approved from time to time by the Administrator.


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         (b) Non Attainment of Shareholding Requirement. With respect to a
Non-Employee Director who does not attain the Shareholding Requirement as of the day immediately prior to the commencement of any applicable Service Period, such Non-Employee Director shall make a Share Election to receive no less than 60% of the Eligible Compensation payable to him during such applicable Service Period in Restricted Stock or, with respect to the 2007 Service Period, Restricted Stock Units, and the remainder of such Eligible Compensation shall be payable in cash.

         (c) Attainment of Shareholding Requirement. With respect to a Non-Employee Director who attains the Shareholding Requirement as of the day immediately prior to the commencement of any applicable Service Period, such Non-Employee Director shall make a Share Election to receive no less than 25% of the Eligible Compensation payable to him during such applicable Service Period in Restricted Stock or, with respect to the 2007 Service Period, Restricted Stock Units, and the remainder of such Eligible Compensation shall be payable in cash; provided, however, that in the event that such Non-Employee Director fails to satisfy the Shareholding Requirement prior to the commencement of any subsequent Service Period, such Non-Employee Director shall make a Share Election to receive no less than 60% of such applicable Eligible Compensation payable to him during such Service Period in Restricted Stock or Restricted Stock Units.

         (d) Share Election. Before each Share Election Date applicable to a Service Period, each Participant will be provided with a Share Election Form. A Share Election Form submitted by a Non-Employee Director for an applicable Service Period in accordance with such procedures to be determined by the Administrator shall be deemed to be a continuing election for all subsequent Service Periods, unless the Non-Employee Director completes, signs and submits a subsequent Share Election Form with the Company prior to the Share Election Date applicable to such Service Period. For each applicable Service Period, a Non-Employee Director shall indicate on his Share Election Form, subject to the limitations set forth in Section 6(b) and 6(c) hereof, the percentage of the Eligible Compensation for the applicable Service Period to be paid in Restricted Shares or Restricted Stock Units.

         (e) Effect of No Share Election Form. A Non-Employee Director who does not have a completed and signed Share Election Form on file with the Company prior to the Share Election Date for an applicable Service Period will have 100% of his Eligible Compensation paid in shares of Restricted Stock or Restricted Stock Units (as applicable).

         (f) Determination of Number of Shares of Restricted Stock or Restricted Stock Units. The number of shares of Restricted Stock or Restricted Stock Units (as applicable) to be awarded to a Non-Employee Director pursuant to this
Section 6 shall be determined by (i) dividing (x) the Share Election Amount as of the Payment Date by (y) the Fair Market Value of a share of Common Stock as of the Payment Date and (ii) rounding up to the nearest whole share of Common Stock.

         (g) Supplemental Annual Retainer Awarded in Restricted Stock Units. Notwithstanding any provision contained herein to the contrary, 100% of the Supplemental Annual Retainer shall be awarded to a Non-Employee Director in Restricted Stock Units, regardless of whether such

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Non-Employee Director has attained the Shareholding Requirement as of the day immediately prior to the commencement of the 2007 Service Period.

7.       Terms and Conditions of Restricted Stock Awards

         (a) Generally. The terms and conditions of each award of Restricted Stock shall be set forth in an Award Document, which shall contain terms and conditions not inconsistent with this Plan.

         (b) Nontransferability. (i) During the Restriction Period, shares of Restricted Stock (other than Restricted Stock Units) shall not be assigned, pledged, encumbered, or hypothecated to or in favor of or subject to any lien, obligation, or liability of a Participant to any party other than the Company. Restricted Stock or other rights of a Participant relating thereto shall not be transferred by a Participant otherwise than by will or the laws of descent and distribution. (ii) Restricted Stock Units shall not be assigned, pledged, encumbered, or hypothecated to or in favor of or subject to any lien, obligation, or liability of a Participant to any party other than Company. Restricted Stock Units or other rights of a Participant relating thereto shall not be transferred by a Participant otherwise than by will or the laws of descent and distribution.

         (c) Evidence of Ownership. (i) Each Participant receiving an award of Restricted Stock (other than Restricted Stock Units) shall be issued a certificate or certificates in respect of such Restricted Stock award at the time of grant. Such certificate or certificates shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award of Restricted Stock. The Administrator may require, as a condition of any award of Restricted Stock, that the Participant deliver a stock power, endorsed in blank, relating to the Restricted Stock covered by such award. (ii) Participants receiving an award of Restricted Stock Units shall not be issued a certificate or certificates in respect of the shares underlying such award until such shares shall have been issued to the Participant following the vesting date of the award. Upon issuance, such certificate or certificates shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the applicable terms, conditions and restrictions.


         (d) Rights as Shareholder. (i) During the Restriction Period, each Participant will be entitled to all rights of a stockholder of the Company, including the right to vote the Restricted Stock (other than Restricted Stock Units) and receive dividends declared on such shares of Restricted Stock. (ii) Each Participant receiving an award of Restricted Stock Units shall have no rights as a shareholder until shares underlying such award, if any, shall have been issued to the Participant following the vesting date of the award, and except as expressly provided herein, no adjustment shall be made for dividends or distributions or other rights in respect of such award.

         (e) Subject to Exchange Rules. Any and all awards of Restricted Stock shall be subject to all applicable rules and regulations of any exchange on which the Common Stock may then be listed.

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         (f) Right to Elect to Defer Restricted Stock Units. In accordance with such procedures to be established by the Administrator from time to time, a Participant may elect to defer receipt of all or any portion of the Restricted Stock Units awarded in accordance with the terms of this Plan and any applicable Award Document.

8.       Tax Withholding

         The Company or a Subsidiary, as appropriate, may require any individual entitled to the issuance of shares of Common Stock pursuant to an award of Restricted Stock to remit to the Company, prior to such payment, an amount sufficient to satisfy any federal, state or local tax withholding requirements. If the Company or a Subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of shares of Common Stock, the Participant shall pay to the Company or make arrangements satisfactory to the Administrator regarding the payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amounts. The Company or a Subsidiary shall also be entitled to deduct and to withhold such amounts from any cash payments to be made to the Participant. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Administrator may establish such rules and procedures, including, without limitation, any rules or procedures necessary to comply with Rule 16b-3, as it may deem necessary or advisable in connection with the withholding of taxes relating to any Restricted Stock Award.

9.       No Restriction on Right of Company to Effect Corporate Changes

         (a) Authority of the Company and Stockholders. The existence of the Plan, the Award Documents and the award of Restricted Stock granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5 hereof may be equitably adjusted in the sole discretion of the Administrator in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number and kind of shares subject to any outstanding awards of Restricted Stock may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Administrator in order to preserve the benefits or potential benefits

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intended to be made available to Participants granted awards of Restricted
Stock. Such adjustments shall be made by the Administrator, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Administrator, such adjusted awards of Restricted Stock shall be subject to the same restrictions to which the underlying award of Restricted Stock is subject.

10.      Securities Law Restrictions

         All certificates for shares of Restricted Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission and any exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable Federal and state securities laws.

11.      Exchange Act

         Notwithstanding anything contained in the Plan or any agreement under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a change of control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Administrator shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

12.      No Right to Continue as a Director

         Nothing in the Plan or in any award of Restricted Stock granted under the Plan shall confer (or be deemed to confer) any right in any Participant to continue as a director of the Company or any Subsidiary or shall interfere in any way with the right of the Board or the stockholders of the Company, or the board of directors or stockholders (including the Company) of any Subsidiary, to terminate such status at any time, with or without cause and with or without notice, except as otherwise provided by the certificate of incorporation or by-laws of the Company or such Subsidiary or applicable law.

13.      Awards to Individuals Subject to Non-U.S. Jurisdictions

         To the extent that awards of Restricted Stock under the Plan are granted to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Administrator may, in its sole discretion, adjust the terms of the Restricted Stock granted hereunder to such person to comply with the laws of such jurisdiction. The authority granted under the previous sentence shall include the discretion for the Administrator to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Participants who are subject to the laws of jurisdictions outside of the United States

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14.      Term of the Plan

         Unless earlier terminated pursuant to Section 16 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date, except with respect to awards of Restricted Stock then outstanding.

15.      Effective Date

         The Plan shall become effective upon its approval by the stockholders of the Company at the 2002 Annual Meeting.

16.      Amendment and Termination

         The Plan may be terminated and may be modified or amended by the Board at any time and from time-to-time; provided, however, that (i) no modification or amendment shall be effective without stockholder approval if such approval is required by law or under the rules of New York Stock Exchange or the stock exchange on which the shares are listed, and (ii) no such termination, modification, or amendment of the Plan shall adversely alter or affect the terms of any then outstanding awards of Restricted Stock previously granted hereunder without the consent of the holder thereof.

17.      Governing Law

         The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the state of Florida and without giving effect to principles of conflicts of laws.


18.      Unfunded Plan

         The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Restricted Stock hereunder.